UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 13, 2004

MOLECULAR IMAGING CORPORATION

A Delaware Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-27915	11-2787966
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9530 Towne Centre Drive, Suite #120

San Diego, California 92121

(Address of principal executive offices)

(858) 642-0052

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of September 10, 2004, Paul J. Crowe resigned his position as a director, Chairman of the Board, President and Chief Executive Officer of Molecular Imaging Corporation, and as an officer and director of any and all subsidiaries of Molecular Imaging Corporation. A copy of the press release relating to such resignation is filed as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOLECULAR IMAGING CORPORATION

Dated: September 13, 2004	By:	/s/ Steven J. Davis
Corporate Secretary